UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/16/2008

ALLIANCE DATA SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15749

Delaware	31-1429215
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

17655 Waterview Parkway
Dallas, Texas 75252
(Address of principal executive offices, including zip code)

(972) 348-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On June 16, 2008, Alliance Data Systems Corporation ("Alliance Data" or the "Company," as "Borrower") and ADS Alliance Data Systems, Inc., ADS Foreign Holdings, Inc., Alliance Data Foreign Holdings, Inc., Epsilon Marketing Services, LLC and Epsilon Data Management, LLC (as "Guarantors") entered into (1) a second amendment (the "Second Amendment") to their Credit Agreement with Bank of Montreal, as administrative agent and letter of credit issuer, and various other agents and banks dated September 29, 2006 (the "Credit Facility") and (2) a fourth amendment (the "Fourth Amendment") to their Credit Agreement with Bank of Montreal, as administrative agent, and various other agents and banks dated January 24, 2007 (the "Bridge Loan").

Each of the Second Amendment and the Fourth Amendment amend certain defined terms and negative covenants regarding the Company's ability, and in certain instances, its subsidiaries' ability, to create liens, repurchase stock and make investments. The amendments also replace the financial covenant establishing a maximum ratio of Total Capitalization with a financial covenant establishing a maximum ratio of Total Leverage.

The Company paid an amendment fee equal to 0.25% of each bank's commitment under the Credit Facility.

The foregoing summaries of each of the Second Amendment and the Fourth Amendment are qualified in their entirety by reference to the full text of such amendments, copies of which are attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in item 1.01 above is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

10.1 Second Amendment to Credit Agreement, dated as of June 16, 2008, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

10.2 Fourth Amendment to Credit Agreement, dated as of June 16, 2008, by and among by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, and Bank of Montreal, as Administrative Agent.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE DATA SYSTEMS CORPORATION

Date: June 16, 2008	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.2
Fourth Amendment to Credit Agreement, dated as of June 16, 2008, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.

EX-10.1
Second Amendment to Credit Agreement, dated as of June 16, 2008, by and among Alliance Data Systems Corporation and certain subsidiaries parties thereto as Guarantors, Bank of Montreal, as Administrative Agent and various other agents and banks.